UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

Emerald Holding, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38076	42-1775077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Broadway, 14th Floor
New York, New York		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 226-5700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2025, Emerald Holding, Inc. (the “Company”) held the Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present in person or by proxy.

At the Annual Meeting, holders as of the record date of March 31, 2025 (the “Record Date”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), outstanding on the date of the Annual Meeting voted upon and approved:

•
Proposal 1: Re-election of Konstantin (Kosty) Gilis, Todd Hyatt and Lisa Klinger as Class II directors to the Board of Directors, to hold office until the 2028 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified; and
•
Proposal 2: Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

As of the Record Date, there were 199,597,204 shares of Common Stock outstanding. At the Annual Meeting, holders of a total of approximately 196,124,330 shares of Common Stock were present in person or represented by proxy, representing a quorum. The results of the votes cast at the Annual Meeting are set forth below:

Proposal One: Re-Election of Class II Directors

Nominees	For	Withheld	Broker Non-Votes
Kosty Gilis	187,243,934	5,019,751	3,860,645
Todd Hyatt	192,199,870	63,815	3,860,645
Lisa Klinger	192,209,262	54,423	3,860,645

Proposal Two: Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the current fiscal year

For	195,888,821
Against	225,375
Abstain	10,134
Broker Non-Votes	—

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD HOLDING, INC.

Date:	May 23, 2025	By:	/s/ David Doft
Name: David Doft Title: Chief Financial Officer